EXHIBIT 32

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Criticare Systems, Inc. (the “Company”) certifies that the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2006                          /s/ Emil H. Soika
                                                                     Emil H. Soika, Chief Executive Officer

Date: November 13, 2006                          /s/ Joel D. Knudson
                                                                      Joel D. Knudson, Vice President – Finance

                This Certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.